EXHIBIT 10.9

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SECOND AMENDMENT TO SUPPLY AGREEMENT

THIS SECOND AMENDMENT TO SUPPLY AGREEMENT, is made effective as of December 31, 2006, between IPG Photonics Corporation, a Delaware corporation having offices at 50 Old Webster Road, Oxford, Massachusetts, 01540 USA (“Supplier”) and Reliant Technologies, Inc., a Delaware corporation having offices at 464 Ellis Street, Mountain View, California 94043 USA (“Customer”).

WHEREAS Supplier and Customer entered into a Supply Agreement, effective December 31, 2003 (the “Original Agreement”); and

WHEREAS Supplier and Customer entered into a First Amendment to Supply Agreement dated November 1, 2004 (the “First Amendment”, together with the Original Agreement, the “Agreement”); and

WHEREAS Supplier and Customer desire to amend the Agreement to, among other things, expand the exclusivity and modify other provisions of the Agreement relating to the purchase of fiber lasers of Supplier.

ACCORDINGLY, Supplier and Customer agree as follows:

1.0          DEFINITIONS

1.1          All capitalized terms in this Amendment shall have the meanings assigned to them in the Agreement unless otherwise defined in this Amendment.

1.2          The division of this Agreement into Sections, Subsections and Exhibits and the insertion of headings are for ease of reference only and shall not affect its construction or interpretation.

2.0          TERM

Section 2.0 of the Agreement shall be amended in its entirety as follows:

“This Agreement shall commence as of the Effective Date and shall, unless otherwise terminated in accordance with the terms and conditions of this Agreement, remain in full force and effect for a period ending on December 31, 2009 (the “Initial Term”).

3.0          PURCHASES

This Amendment to the Agreement constitutes a firm and non-cancelable purchase obligation of Customer for an additional $[ * ] of the Product (the “2007 Firm Order Amount”) and at the delivery times as set forth on a [ * ] purchase order for delivery of the units to be delivered [ * ] upon execution of this Amendment, [ * ] subject to the following:

Plan and upside projections for 2007 are contained on Exhibit B.2 attached hereto.

4.0          PRODUCTS

4.1          Exhibit A to the Agreement shall be amended under Section 4.1 of the Agreement by Exhibit A2 attached to this Amendment which shall be effective and binding upon the parties effective as of November 1, 2006. All modifications of Exhibit A2 shall be signed and dated by both parties and shall expressly refer to this Section 4.1 of the Agreement and this Section 4.0 of this Amendment.

4.2          The specifications for the Product shall be as attached as Exhibit C to this Amendment.

5.0          LASER REPAIR COSTS

5.1          Laser repair costs will be categorized into standard repair modules with the pricing schedule show in Exhibit D2.

6.0          GENERAL

6.1          Non-Disclosure Agreement. The parties agree that the NDA all hereby be amended by extending the termination date of the NDA to the last day of the Initial Term and that the confidentiality obligations of the parties thereafter shall continue for a period of [ * ] after the last day of the Initial Term.

6.2          Entire Agreement. This Amendment, the Agreement and their Exhibits express the entire understanding and agreement for both Supplier and Customer with respect to the subject matter covered by the Agreement and supersedes any and all previous agreements, except any existing non-disclosure agreement between both parties, with reference to the subject matter contained in the Agreement. All terms and conditions on any Purchase Orders and all provisions on Supplier’s documents delivered in response to a Purchase Order shall be deemed deleted and superseded by the terms and conditions of the Agreement and this Amendment, except for information provided for administrative purposes only such as Purchase Order number, Product identifier, quantity, pricing, shipping dates, shipping instructions and delivery location. All provisions of the Agreement not specifically modified or amended by this Amendment shall remain in full force and effect.

6.3          Amendment and Waiver. No amendment or waiver of this Amendment shall be binding unless executed in writing by both parties. No waiver of any of the provisions of this Amendment shall constitute a waiver of any other provision (whether or not similar) of the Agreement nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. The Agreement, as amended hereby, remains in full force and effect pursuant to its terms, provisions, and conditions.

6.4          Counterparts. This Amendment may be executed in any number of counterparts, including by facsimile, with the same effect as if Supplier and Customer had each signed the same document. All counterparts shall be construed together and shall constitute one and the same original Amendment.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS HEREOF, Supplier and Customer have executed this Second Amendment to Supply Agreement in duplicate originals by their duly authorized officials.

IPG PHOTONICS CORPORATION	RELIANT TECHNOLOGIES, INC.

By: /s/ Denis Gapontsev	By: /s/ Jeffrey S. Jones

Name: Denis Gapontsev	Name: Jeffrey S. Jones

Title: Vice President	Title: Chief Operating Officer

Date: December 31, 2006	Date: effective December 31, 2006

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A2

Effective December 31, 2006

PRODUCT SCHEDULE

1.	Product Name (Product Class)/Description	[ * ]

2.	Customer Part No.	{Insert Customer Part No.}

3.	Supplier Part No.	[ * ] [ * ]

4.	Product Specification	See attached specifications: [ * ]

5.	Lead-Time	Lead-time for increasing volume from the ‘Plan’ to ‘Upside’ shall be [ * ].

6.	Unit Price ($U.S.)

Pricing: Effective November 1, 2006

[ * ]: 1-500 units [ * ] 500-1,000 units: [ * ].

[ * ] 1-300 units [ * ] 301 units [ * ].

The above prices are subject to specifications referenced above as in effect November 1, 2006. Any additional requirements [ * ] are subject to [ * ]. The volume levels for each product will be determined [ * ].

[ * ] warranty: A [ * ] warranty period will commence upon shipment of the laser in a Customer system or [ * ] after shipment of the Product to Customer, [ * ].

Extended Warranty: [ * ].

Customer will give notice to Supplier of date of shipment of Supplier’s laser, Supplier Product serial number and length of applicable warranty.

7.	Unique Provisions

Extension of Term: This Agreement shall commence as of the Effective Date and shall, unless otherwise terminated in accordance with the terms and conditions of this Agreement, remain in full force and effect for a period ending on December 31, 2009 (the “Initial Term “). [ * ].

Sales information: [ * ].

Quarterly Discussions: Customer and Supplier shall hold

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

quarterly discussions on new Supplier lasers and related technology and Customer’s medical device product roadmap. One of the objectives of these discussions is to [ * ].

8.	Exclusivity	Manufacturing Exclusivity: [ * ].
[ * ]. Term: Shall start on the November 1, 2006 [ * ]. Subject Product: [ * ]. [ * ]. Application: [ * ]

[ * ]. [ * ].

Treated portions are portions of [ * ]. Treatment Session is defined as [ * ].

[ * ]. Territory: Worldwide. Exceptions: [ * ] [ * ]. Customer Exclusivity: [ * ]. Development Rights: [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B.2

	Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec	Year
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit D2:

Laser Repair Cost Quote ([ * ] System):

Repair Description	Cost Quote
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Laser Repair Cost Quote ([ * ] System):

Repair Description	Cost Quote
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Product Specification

MODEL

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

Table of Contents:

1.0 Optical Characteristics	3

2.0 Optical Cables and Connectors	4

3.0 Electrical Characteristics of Laser Module	4

4.0 Module Connector Pin Out	5

5.0 General Characteristics	6

6.0 Certification	6

7.0 Collimator Drawing	7

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

1.0          Optical Characteristics

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Mode of Operation	[ * ]	[ * ]		[ * ]		[ * ]
Output Beam Mode	[ * ]	[ * ]		[ * ]		[ * ]
Polarization State	[ * ]	[ * ]		[ * ]		[ * ]
Peak Output Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Average Output Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Central Emission Wavelength	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Emission Bandwidth	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Stable Output Power Range	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Power Stability, Long Term [ * ] Current Stabilization	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Relative Level of Residual Pump Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Frequency of Modulation	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Optical Pulse Rise/Fall Time	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser On/OFF Timer	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

2.0          Optical Cables and Connectors

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Output Fiber Type	[ * ]	[ * ]		[ * ]		[ * ]
Output Fiber Cable Length	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Termination	[ * ]	[ * ]		[ * ]		[ * ]
Collimator Housing Diameter	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Beam Quality	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Collimated Output Beam Diameter, [ * ]	[ * ]	[ * ]		[ * ]		[ * ]
Output Beam Divergence	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Beam Waist Position	[ * ]	[ * ]		[ * ]		[ * ]
Beam Pointing Error	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Beam Concentricity Error	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

*WRT – With Respect To

3.0          Electrical Characteristics of Laser Module

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Operating Voltage	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Maximum/Peak Power Consumption [ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Modulation Frequency	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Current Pulse Delay	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Chassis to Supply Return Isolation	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

4.0          Module Connector Pin Out

[ * ]

Pin #	Signal Name	Level	Function
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

5.0          General Characteristics

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Operating Temperature Range	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Storage Temperature	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Warm-up Time To Full Stabilization	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Warm-up Time To [ * ] of Rated Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Humidity	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Cooling Method	[ * ]	[ * ]		[ * ]		[ * ]
Dimensions	[ * ]	[ * ]		[ * ]		[ * ]

6.0          Certification

Test Data shipped with each Laser.

•      [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

7.0          Laser Module Drawing

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

Product Specification

Authorization

	Issued/R&D	Checked QA	Approved	Authorized CEO
Name	[ * ]	[ * ]	[ * ]	[ * ]
Date
Signature

Initial Review

Department	Name	Date	Signature
R&D
Mfg.
Quality Assurance
Elect/Software Eng.

Change Record

Rev	Date	Responsible Person	Description of Change
1	[ * ]	[ * ]	Initial Release
2	[ * ]	[ * ]	Updated
3	[ * ]	[ * ]	Added Pmon output
4	[ * ]		Updated Pmon output

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

Product Specification

MODEL

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

Table of Contents:

1.0 Optical Characteristics	3

2.0 Optical Cables and Connectors	4

3.0 Electrical Characteristics of Laser Module	4

4.0 Module Connector Pin Out	5

5.0 General Characteristics	6

6.0 Certification	6

7.0 Laser Module Drawing	7

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

1.0          Optical Characteristics

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Mode of Operation	[ * ]	[ * ]		[ * ]		[ * ]
Output Beam Mode	[ * ]	[ * ]		[ * ]		[ * ]
Polarization State	[ * ]	[ * ]		[ * ]		[ * ]
Peak Output Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Average Output Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Central Emission Wavelength	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Emission Bandwidth	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Stable Output Power Range	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Power Stability, Long Term [ * ] Current Stabilization	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Relative Level of Residual Pump Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Frequency of Modulation	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Optical Pulse Rise/Fall Time	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser On/OFF Timer	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

2.0          Optical Cables and Connectors

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Output Fiber Type	[ * ]	[ * ]		[ * ]		[ * ]
Output Fiber Cable Length	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Termination	[ * ]	[ * ]	[ * ]	[ * ]
Collimator Housing Diameter	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Output Beam Quality	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Collimated Output Beam Diameter, [ * ]	[ * ]	[ * ]		[ * ]		[ * ]
Output Beam Divergence	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Beam Waist Position	[ * ]	[ * ]		[ * ]		[ * ]
Beam Pointing Error	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Beam Concentricity Error	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

*WRT – With Respect To

3.0          Electrical Characteristics of Laser Module

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Operating Voltage	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Maximum/Peak Power Consumption [ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Modulation Frequency	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Current Pulse Delay	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

4.0          Module Connector Pin Out

[ * ]

Pin #	Signal Name	Level	Function
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

5.0          General Characteristics

Characteristic	Test Condition	Symbol	Min.	Typ.	Max.	Unit
Operating Temperature Range	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Storage Temperature	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Warm-up Time To Full Stabilization	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Warm-up Time To [ * ] of Rated Power	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Humidity	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Cooling Method	[ * ]	[ * ]		[ * ]		[ * ]
Dimensions	[ * ]	[ * ]		[ * ]		[ * ]

6.0          Certification

•      [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

7.0          Laser Module Drawing

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.